Exhibit 99.19
                                 -------------
                Computational Materials and/or ABS Term Sheet

      [LOGO OMITTED] Countrywide(R)                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                        CWABS 2005-05
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------

                                       Group 2 - Interest Only

                                    ARM and Fixed     $70,434,148

                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                    Range
(As of Calculation Date)                                                            -----

Total Number of Loans                                                  201
Total Outstanding Balance                                      $70,434,148
Average Loan Balance                                              $350,419   $75,050 to $1,000,000
WA Mortgage Rate                                                    6.989%    4.870% to 11.125%
Net WAC                                                             6.480%    4.361% to 10.616%
ARM Characteristics
        WA Gross Margin                                             6.549%    4.000% to 11.000%
        WA Months to First Roll                                         30        18 to 36
        WA First Periodic Cap                                       1.760%    1.500% to 3.000%
        WA Subsequent Periodic Cap                                  1.422%    1.000% to 1.500%
        WA Lifetime Cap                                            13.859%   10.900% to 18.125%
        WA Lifetime Floor                                           7.004%    4.870% to 11.125%
WA Original Term (months)                                              360       360 to 360
WA Remaining Term (months)                                             359       354 to 360
WA LTV                                                              76.15%    25.32% to 100.00%
   Percentage of Pool with CLTV > 100%                               0.00%
   WA Effective LTV (Post MI)                                       76.15%
WA FICO                                                                617
Secured by (% of pool)   1st Liens                                 100.00%
                         2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                    81.85%


---------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:        Purpose Codes        Occ Codes          Grades         Orig PP Term
  -------------      -----------        ----------        -------------        ---------          ------         ------------
 CA      56.65%     SFR     65.44%    FULL    73.99%     PUR       61.01%     OO     99.46%     A    82.88%     0        18.15%
 AZ       5.43%     PUD     25.17%    STATED  26.01%     RCO       35.53%     2H      0.44%     A-    5.36%     12        9.35%
 FL       5.21%     CND      6.12%                       RNC        3.46%     INV     0.11%     B     5.83%     24       39.07%
 NV       4.37%     2 FAM    2.79%                                                              C     3.91%     36       31.67%
 CO       4.13%     CNDP     0.48%                                                              C-    2.02%     60        1.76%




---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 1 of 8              6/3/2005 11:30:59 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                      Group 2 - Interest Only

                                                   ARM and Fixed     $70,434,148

                                                          Detailed Report

----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 2/28 LIB6M - IO - 24           $28,851,571         75       40.96     $384,688       6.831      359.13          615        79.4
 2/28 LIB6M - IO - 60            $2,615,260         10        3.71     $261,526       6.539      357.82          607        79.1
 3/27 LIB6M - IO - 36           $36,638,354        107       52.02     $342,415       7.187      359.04          617        74.1
 3/27 LIB6M - IO - 60            $1,291,700          4        1.83     $322,925       6.423      357.56          610        68.0
 30Yr Fixed - IO - 60            $1,037,264          5        1.47     $207,453       6.219      357.38          659        59.0
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 ARM 360                        $69,396,884        196       98.53     $354,066       7.000      359.01          616        76.4
 Fixed 360                       $1,037,264          5        1.47     $207,453       6.219      357.38          659        59.0
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 $75,000.01 - $100,000.00          $273,015          3        0.39      $91,005       7.741      359.27          604        48.4
 $100,000.01 - $150,000.00       $1,231,990          9        1.75     $136,888       7.173      359.00          645        78.6
 $150,000.01 - $200,000.00       $5,508,177         31        7.82     $177,683       6.878      358.83          621        76.2
 $200,000.01 - $250,000.00       $4,033,520         18        5.73     $224,084       6.554      358.83          616        73.8
 $250,000.01 - $300,000.00       $8,967,090         33       12.73     $271,730       6.685      359.00          614        77.3
 $300,000.01 - $350,000.00       $6,067,969         19        8.62     $319,367       6.424      358.39          626        73.2
 $350,000.01 - $400,000.00       $8,672,291         23       12.31     $377,056       7.352      358.87          613        77.3
 $400,000.01 - $450,000.00       $6,116,680         14        8.68     $436,906       6.908      359.07          612        78.7
 $450,000.01 - $500,000.00       $9,689,167         20       13.76     $484,458       7.112      359.15          611        75.4
 $500,000.01 - $550,000.00       $4,207,500          8        5.97     $525,938       7.402      359.24          647        86.2
 $550,000.01 - $600,000.00       $6,327,000         11        8.98     $575,182       7.532      359.27          613        78.2
 $600,000.01 - $650,000.00       $1,940,000          3        2.75     $646,667       6.927      359.34          612        72.8
 $650,000.01 - $700,000.00       $2,054,500          3        2.92     $684,833       6.835      359.00          614        76.1
 $700,000.01 - $750,000.00         $750,000          1        1.06     $750,000       6.500      359.00          586        62.5
 $750,000.01 - $800,000.00         $790,000          1        1.12     $790,000       6.750      359.00          612        79.0
 $800,000.01 - $850,000.00         $839,250          1        1.19     $839,250       7.625      360.00          619        75.0
 > $900,000.00                   $2,966,000          3        4.21     $988,667       6.826      358.67          605        63.3
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 2 of 8              6/3/2005 11:30:59 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                      Group 2 - Interest Only

                                                   ARM and Fixed     $70,434,148

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 Arizona                         $3,824,261         16        5.43     $239,016       6.801      358.12          626        75.0
 Arkansas                          $147,200          1        0.21     $147,200       6.125      360.00          600        80.0
 California                     $39,902,937         93       56.65     $429,064       6.906      359.12          614        75.5
 Colorado                        $2,912,024         10        4.13     $291,202       6.465      359.41          625        77.3
 Connecticut                     $1,391,950          5        1.98     $278,390       7.042      359.06          607        74.0
 Florida                         $3,668,932         17        5.21     $215,820       6.970      358.83          641        78.5
 Georgia                         $1,963,940          6        2.79     $327,323       7.059      358.33          613        76.0
 Hawaii                          $1,250,000          2        1.77     $625,000       6.695      359.52          605        61.4
 Idaho                             $139,600          1        0.20     $139,600       7.250      358.00          608        80.0
 Kentucky                          $368,800          1        0.52     $368,800       6.400      359.00          679        80.0
 Maryland                        $1,312,300          3        1.86     $437,433       7.419      359.30          606        84.4
 Massachusetts                   $1,792,150          6        2.54     $298,692       7.978      359.30          605        73.7
 Michigan                          $191,250          1        0.27     $191,250       9.300      359.00          605        90.0
 Minnesota                         $228,480          1        0.32     $228,480       5.490      354.00          625        80.0
 Nevada                          $3,075,036         11        4.37     $279,549       6.634      358.27          625        72.8
 New Hampshire                     $214,500          1        0.30     $214,500       6.250      358.00          627        79.4
 New Jersey                      $1,124,650          2        1.60     $562,325       8.931      359.47          602        92.6
 New York                          $600,750          2        0.85     $300,375       7.679      358.43          594        67.4
 Ohio                              $251,444          1        0.36     $251,444       5.750      358.00          610        80.0
 Oregon                            $168,000          1        0.24     $168,000       6.350      359.00          661        80.0
 Pennsylvania                      $266,400          1        0.38     $266,400       7.375      359.00          600        80.0
 Rhode Island                      $237,000          1        0.34     $237,000       6.625      359.00          613        66.8
 Tennessee                         $170,010          1        0.24     $170,010       7.600      357.00          550        90.0
 Texas                             $542,000          2        0.77     $271,000       7.584      359.30          614        80.0
 Utah                              $881,512          4        1.25     $220,378       6.515      359.20          625        80.2
 Virginia                        $2,861,071          6        4.06     $476,845       7.822      359.00          616        81.3
 Washington                        $947,952          5        1.35     $189,590       7.337      359.20          617        78.3
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 <= 50.00                        $2,122,965          8        3.01     $265,371       6.136      358.97          615        44.1
 50.01 - 55.00                   $2,309,917          5        3.28     $461,983       7.315      358.39          598        52.2
 55.01 - 60.00                   $2,797,400          7        3.97     $399,629       7.004      359.08          596        58.9
 60.01 - 65.00                   $4,963,500         11        7.05     $451,227       6.501      358.97          612        62.5
 65.01 - 70.00                   $2,645,000          9        3.76     $293,889       6.773      359.30          608        67.6
 70.01 - 75.00                   $9,320,554         22       13.23     $423,662       6.984      358.75          595        74.4
 75.01 - 80.00                  $37,282,828        117       52.93     $318,657       6.912      359.04          624        79.9
 80.01 - 85.00                   $2,572,365          7        3.65     $367,481       7.962      358.67          611        84.1
 85.01 - 90.00                   $2,683,070          7        3.81     $383,296       7.877      358.93          606        89.7
 90.01 - 95.00                   $1,534,250          3        2.18     $511,417       7.909      359.25          637        95.0



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 3 of 8              6/3/2005 11:30:59 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                      Group 2 - Interest Only

                                                   ARM and Fixed     $70,434,148

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 95.01 - 100.00                  $2,202,300          5        3.13     $440,460       7.273      359.36         651       100.0
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98         617         76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM            FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 4.501 - 5.000                     $574,972          2        0.82     $287,486       4.910      359.50          616        80.0
 5.001 - 5.500                   $1,877,188          6        2.67     $312,865       5.400      358.12          656        70.0
 5.501 - 6.000                   $7,912,484         22       11.23     $359,658       5.815      358.69          639        75.4
 6.001 - 6.500                  $14,637,718         44       20.78     $332,675       6.359      359.03          616        72.4
 6.501 - 7.000                  $15,731,728         47       22.34     $334,718       6.840      359.03          617        75.4
 7.001 - 7.500                  $13,335,120         36       18.93     $370,420       7.296      359.13          604        77.2
 7.501 - 8.000                  $11,425,059         30       16.22     $380,835       7.763      359.05          612        79.7
 8.001 - 8.500                     $522,280          3        0.74     $174,093       8.191      359.29          616        80.0
 8.501 - 9.000                     $956,950          2        1.36     $478,475       8.750      359.00          589        82.4
 9.001 - 9.500                   $1,548,900          5        2.20     $309,780       9.338      358.80          620        77.2
 9.501 - 10.000                  $1,337,750          3        1.90     $445,917       9.804      358.72          594        86.7
 11.001 - 11.500                   $574,000          1        0.81     $574,000      11.125      359.00          625        82.0
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 SFR                            $46,095,345        123       65.44     $374,759       6.959      358.98          618        75.1
 PUD                            $17,724,898         56       25.17     $316,516       6.979      358.81          610        77.0
 CND                             $4,311,355         16        6.12     $269,460       7.076      359.45          627        80.0
 2 FAM                           $1,962,550          5        2.79     $392,510       7.720      359.70          608        84.5
 CNDP                              $340,000          1        0.48     $340,000       6.250      358.00          668        80.0
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 PUR                            $42,971,988        129       61.01     $333,116       7.068      359.03          622        80.7
 RCO                            $25,027,282         65       35.53     $385,035       6.895      359.03          605        68.8
 RNC                             $2,434,879          7        3.46     $347,840       6.549      357.70          640        70.9
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 4 of 8              6/3/2005 11:30:59 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                      Group 2 - Interest Only

                                                   ARM and Fixed     $70,434,148

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE      GROSS        REMG.                       ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE       WAC         TERM           FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 OO                             $70,052,598        199       99.46     $352,023       6.991      358.99          616        76.2
 2H                                $306,500          1        0.44     $306,500       5.875      358.00          656        63.3
 INV                                $75,050          1        0.11      $75,050       9.375      360.00          618        51.1
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 301                            $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 FULL                           $52,117,493        153       73.99     $340,637       6.816      358.93         617         77.0
 STATED INCOME                  $18,316,655         48       26.01     $381,597       7.480      359.12         614         73.9
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98         617         76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 701 - 720                         $554,508          3        0.79     $184,836       6.294      359.42          713        74.4
 681 - 700                       $1,681,749          5        2.39     $336,350       6.332      357.82          694        84.8
 661 - 680                       $6,012,510         17        8.54     $353,677       6.817      358.97          671        83.3
 641 - 660                       $4,518,168         14        6.41     $322,726       6.629      358.74          648        82.1
 621 - 640                      $16,458,650         49       23.37     $335,891       6.720      359.09          631        75.5
 601 - 620                      $17,015,090         47       24.16     $362,023       7.103      359.11          611        75.0
 581 - 600                      $16,472,633         45       23.39     $366,059       7.297      359.04          590        74.6
 561 - 580                       $7,070,865         18       10.04     $392,826       7.179      358.78          571        73.6
 541 - 560                         $649,975          3        0.92     $216,658       7.338      358.32          557        62.4
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 A                              $58,372,693        169       82.88     $345,401       6.957      359.01          616        76.5



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 5 of 8              6/3/2005 11:30:59 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                      Group 2 - Interest Only

                                                   ARM and Fixed     $70,434,148

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 A-                              $3,775,350         10        5.36     $377,535       6.733      358.74          637        74.1
 B                               $4,108,380          9        5.83     $456,487       7.319      358.74          616        69.6
 C                               $2,752,060          8        3.91     $344,008       7.338      359.17          592        80.2
 C-                              $1,425,665          5        2.02     $285,133       7.337      358.90          618        79.8
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 0                              $12,780,370         34       18.15     $375,893       8.087      358.99          615        79.7
 12                              $6,583,167         15        9.35     $438,878       7.301      358.86          608        65.8
 24                             $27,522,024         75       39.07     $366,960       6.798      359.02          615        79.6
 36                             $22,306,934         71       31.67     $314,182       6.564      359.06          621        73.4
 60                              $1,241,654          6        1.76     $206,942       5.893      357.21          642        69.1
----------------------------------------------------------------------------------------------------------------------------------
                                $70,434,148        201      100.00     $350,419       6.989      358.98          617        76.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                   (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                        WA       CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION            MTR      BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 13 - 18                18         $228,480          1        0.33     $228,480       5.490      354.00         625         80.0
 19 - 24                23      $31,238,351         84       45.01     $371,885       6.816      359.06         614         79.4
 25 - 31                31         $324,700          1        0.47     $324,700       5.500      355.00         654         85.0
 32 - 37                35      $37,605,354        110       54.19     $341,867       7.175      359.03         617         73.8
----------------------------------------------------------------------------------------------------------------------------------
                                $69,396,884        196      100.00     $354,066       7.000      359.01         616         76.4
----------------------------------------------------------------------------------------------------------------------------------


                                                            Range of Margin                     (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 3.001 - 4.000                     $184,500          1        0.27     $184,500       6.250      359.00          582        49.6
 4.001 - 5.000                   $2,233,789          9        3.22     $248,199       6.069      358.92          609        66.8
 5.001 - 6.000                  $22,644,128         62       32.63     $365,228       6.731      358.94          620        75.2
 6.001 - 7.000                  $23,252,998         69       33.51     $337,000       6.738      358.98          623        76.3
 7.001 - 8.000                  $18,149,990         45       26.15     $403,333       7.563      359.10          607        79.6
 8.001 - 9.000                   $2,140,230          7        3.08     $305,747       8.350      359.27          596        79.6
 9.001 - 10.000                    $551,250          2        0.79     $275,625       9.182      359.00          585        70.4
 10.001 - 11.000                   $240,000          1        0.35     $240,000       7.450      359.00          564        54.3
----------------------------------------------------------------------------------------------------------------------------------
 6.549                          $69,396,884        196      100.00     $354,066       7.000      359.01          616        76.4
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 6 of 8              6/3/2005 11:30:59 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                      Group 2 - Interest Only

                                                   ARM and Fixed     $70,434,148

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates                  (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 10.501 - 11.000                   $189,650          1        0.27     $189,650       5.900      359.00          639        80.0
 11.001 - 11.500                   $553,180          2        0.80     $276,590       5.496      354.59          642        82.9
 11.501 - 12.000                 $1,905,916          6        2.75     $317,653       5.489      358.86          621        67.2
 12.001 - 12.500                 $3,795,413         15        5.47     $253,028       5.977      358.83          633        70.4
 12.501 - 13.000                 $8,036,491         22       11.58     $365,295       6.135      358.88          632        77.1
 13.001 - 13.500                $12,594,063         33       18.15     $381,638       6.443      359.15          612        72.9
 13.501 - 14.000                $14,591,223         43       21.03     $339,331       6.873      358.99          618        76.7
 14.001 - 14.500                $12,787,120         35       18.43     $365,346       7.296      359.11          606        77.1
 14.501 - 15.000                $10,960,899         27       15.79     $405,959       7.868      359.19          610        80.2
 15.001 - 15.500                   $522,280          3        0.75     $174,093       8.191      359.29          616        80.0
 16.001 - 16.500                 $1,548,900          5        2.23     $309,780       9.338      358.80          620        77.2
 16.501 - 17.000                 $1,337,750          3        1.93     $445,917       9.804      358.72          594        86.7
 18.001 - 18.500                   $574,000          1        0.83     $574,000      11.125      359.00          625        82.0
----------------------------------------------------------------------------------------------------------------------------------
 13.859                         $69,396,884        196      100.00     $354,066       7.000      359.01          616        76.4
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Initial Periodic Rate Cap                    (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 1.500                          $57,364,420        156       82.66     $367,721       7.038      359.15          617        77.1
 3.000                          $12,032,464         40       17.34     $300,812       6.823      358.31          609        73.3
----------------------------------------------------------------------------------------------------------------------------------
                                $69,396,884        196      100.00     $354,066       7.000      359.01         616         76.4
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Subsequent Periodic Rate Cap               (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 1.000                          $10,856,214         37       15.64     $293,411       6.850      358.24          610        73.1
 1.500                          $58,540,670        159       84.36     $368,180       7.028      359.15          617        77.0
----------------------------------------------------------------------------------------------------------------------------------
                                $69,396,884        196      100.00     $354,066       7.000      359.01         616         76.4
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Lifetime Rate Floor               (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 4.001 - 5.000                     $764,622          3        1.10     $254,874       5.156      359.38          622        80.0
 5.001 - 6.000                   $9,483,623         27       13.67     $351,245       5.753      358.74          640        74.4
 6.001 - 7.000                  $29,626,081         87       42.69     $340,530       6.618      359.02          616        74.6
 7.001 - 8.000                  $24,342,679         64       35.08     $380,354       7.511      359.10          608        78.5
 8.001 - 9.000                   $1,479,230          5        2.13     $295,846       8.553      359.10          599        81.6



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 7 of 8              6/3/2005 11:31:00 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                      Group 2 - Interest Only

                                                   ARM and Fixed     $70,434,148

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Lifetime Rate Floor               (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 9.001 - 10.000                  $2,886,650          8        4.16     $360,831       9.554      358.76          608        81.6
 > 10.000                          $814,000          2        1.17     $407,000      10.041      359.00          607        73.8
----------------------------------------------------------------------------------------------------------------------------------
                                $69,396,884        196      100.00     $354,066       7.000      359.01         616         76.4


----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date               (Excludes 5 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT       # OF        % OF       AVERAGE        GROSS         REMG.                    ORIG
 DESCRIPTION                     BALANCE       LOANS      TOTAL       BALANCE          WAC         TERM        FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
 12/06                             $228,480          1        0.33     $228,480       5.490      354.00          625        80.0
 03/07                             $608,298          4        0.88     $152,075       7.400      357.00          607        78.1
 04/07                           $5,391,017         16        7.77     $336,939       6.661      358.00          605        76.4
 05/07                          $16,847,994         42       24.28     $401,143       6.746      359.00          619        80.2
 06/07                           $8,391,042         22       12.09     $381,411       7.016      360.00          612        79.7
 01/08                             $324,700          1        0.47     $324,700       5.500      355.00          654        85.0
 03/08                             $280,000          1        0.40     $280,000       6.900      357.00          573        58.9
 04/08                           $7,200,176         21       10.38     $342,866       7.028      358.00          625        70.8
 05/08                          $21,308,506         61       30.71     $349,320       7.446      359.00          610        74.2
 06/08                           $8,816,672         27       12.70     $326,543       6.650      360.00          629        75.8
----------------------------------------------------------------------------------------------------------------------------------
                                $69,396,884        196      100.00     $354,066       7.000      359.01         616         76.4
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                Page 8 of 8              6/3/2005 11:31:00 AM